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Scudder Global Fund

Classes A, B and C

Annual Report

August 31, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Accountants

<Click Here> Tax Information

<Click Here> Shareholder Meeting Results

<Click Here> Directors and Officers

<Click Here> Account Management Resources

Scudder Global Fund	Nasdaq Symbol	CUSIP Number
Class A	SGQAX	378947-857
Class B	SGQBX	378947-840
Class C	SGQCX	378947-832

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary August 31 , 2002

Average Annual Total Returns (Unadjusted for Sales Charge)
Scudder Global Fund	1-Year	3-Year	5-Year	10-Year
Class A(a)	-16.80%	-7.64%	-.37%	6.87%
Class B(a)	-17.50%	-8.39%	-1.17%	6.02%
Class C(a)	-17.48%	-8.38%	-1.15%	6.04%
MSCI World Index+	-17.20%	-11.26%	-.72%	6.58%

Sources: Lipper, Inc. and Deutsche Asset Management

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 8/31/02	$ 18.76	$ 18.73	$ 18.73
8/31/01	$ 23.14	$ 23.10	$ 23.10
Distribution Information: Twelve Months: Income Dividends	$ .41	$ .22	$ .23
Capital Gains Distributions	$ .15	$ .15	$ .15

Class A Lipper Rankings - Global Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	158	of	320	50

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable.

Source: Lipper, Inc.

a Returns shown for Class A, B and C shares for the periods prior to their inception on June 18, 2001 are derived from the historical performance of Class S shares of the Scudder Global Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment(b) (Adjusted for Sales Charge)
[] Scudder Global Fund - Class A [] MSCI World Index+

Yearly periods ended August 31

Comparative Results (Adjusted for Sales Charge)
Scudder Global Fund		1-Year	3-Year	5-Year	10-Year
Class A(c)	Growth of $10,000	$7,842	$7,426	$9,254	$18,322
	Average annual total return	-21.58%	-9.44%	-1.54%	6.24%
Class B(c)	Growth of $10,000	$8,007	$7,572	$9,375	$17,937
	Average annual total return	-19.93%	-8.86%	-1.28%	6.02%
Class C(c)	Growth of $10,000	$8,252	$7,692	$9,437	$17,974
	Average annual total return	-17.48%	-8.38%	-1.15%	6.04%
MSCI World Index+	Growth of $10,000	$8,280	$6,989	$9,647	$18,920
	Average annual total return	-17.20%	-11.26%	-.72%	6.58%

The growth of $10,000 is cumulative.

b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
c Returns shown for Class A, B and C shares for the periods prior to their inception on June 18, 2001 are derived from the historical performance of Class S shares of the Scudder Global Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
+ The Morgan Stanley Capital International (MSCI) World Index is an unmanaged capitalization- weighted measure of global stock markets including the U.S., Canada, Europe, Australia and the Far East. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

We need to see three things occur before we can predict that a strong, self-sustaining economic recovery will take hold: Companies have to start increasing their investment in capital goods (such as equipment), the labor market has to improve, and consumers have to spend money.

Right now, the outlook is good. Consumer spending is resilient, especially on autos and housing. And capital spending and employment are beginning to revive, but slowly. However, corporations remain hesitant to start hiring and investing aggressively again.

The picture gets better when you add stimulative monetary policies (such as interest rate cuts). If the current scenario does continue to play out, the Federal Reserve Board will likely refrain from raising interest rates for at least the next few quarters. And if the recovery stumbles, it's likely that the Fed will cut rates aggressively - even though rates are already very low.

As a result, we expect the current moderate recovery to continue and gain momentum as firms slowly become more confident in the profit outlook and begin taking advantage of rebounding profits to invest and hire again.

The situation is similar worldwide. Despite political tensions and the threat of terrorism, the first half of this year saw a synchronized world economic recovery. This was led by the US, but Japan has probably shown the most surprising strength. Inflation remains low in most countries. As we go to press, oil prices have risen only moderately despite rising fears of an attack on Iraq.

If this moderate recovery persists, as we expect, the fixed-income markets will likely give up some of their recent gains. But a backdrop of modest growth, low (and gently declining) inflation, and steady Fed policy suggests any backup in rates is apt to be limited until the recovery strengthens appreciably and Fed tightening prospects re-emerge (next spring at the earliest).

How will the recovery affect the equity markets? They have been returning to reality after a long period of excessive valuations. The markets have since been purging this excess, bringing equity prices back to reality. The adjustment may be nearing completion, but returns are unlikely to come close on a sustained basis to the heady (and unjustified) gains of the late 1990s. We need to keep an eye on the possibility of war in Iraq, which has begun to weigh on sentiment.

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Investment Management Americas Inc. as of September 17, 2002, and may not actually come to pass.

Portfolio Management Review

Scudder Global Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Global Fund. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

William Holzer

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

Joined Deutsche Asset Management in 1980 and the fund in 1986.

Over 24 years of experience in global investing.

MBA, New York University.

Steve M. Wreford

Vice President of Deutsche Asset Management and Co-Manager of the fund.

Joined Deutsche Asset Management in 2001 and the fund in 2002.

Responsible for European Telecommunications Research.

Prior to that, served as equity analyst responsible for European telecommunication research, after five years of experience as telecommunication and technology equity analyst for CCF International, New York; CCF Charterhouse, London and as management consultant in telecommunications for KPMG, U.K.

Qualified Chartered Accountant, U.K. (U.S. CPA equivalent).

Peter J. Crays

Assistant Vice President of Deutsche Asset Management and Co-Manager of the fund.

Joined Deutsche Asset Management in 1999 and the fund in 2000.

Vice president/research manager for the Americas, IBES International, Inc. from 1994 to 1999.

MBA, Fordham University.

Nick Bratt

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

Joined Deutsche Asset Management in 1973 and the fund in 1993.

Over 26 years of experience in international investing.

Few investment vehicles escaped the negative pressures of a global economic backdrop dominated by uncertainty, and Scudder Global Fund was no exception. In the following interview, Co-Manager William Holzer discusses the fund's thematic strategy and relatively resilient performance during the annual period.

Q: Global equity market conditions were exceptionally volatile over the past 12 months. How did Scudder Global Fund perform during the fiscal year?

A: Global markets were profoundly affected by the unprecedented terrorist attacks in the United States that occurred just 11 days into the fiscal year. Markets rebounded rather quickly toward the end of 2001, however, on reports that the US consumer continued to fuel economic growth in the United States. That more positive sentiment has been essentially quashed thus far in 2002, on the back of a series of corporate accounting scandals in the United States and elsewhere. Poor earnings forecasts, sluggish economic indicators and geopolitical tension around the world have only exacerbated the volatility created by the headline-grabbing scandals. Our benchmark, the MSCI World Index, declined 17.20 percent for the one-year period, reflecting the concurrence of difficult investment circumstances. The Morgan Stanley Capital International World Index, or MSCI World Index, is an unmanaged, capitalization-weighted measure of stock markets around the world, including North America, Europe, Australia and the Far East. The fund performed only marginally better, falling 16.80 percent for Class A shares (unadjusted for sales charges) for the one-year period. And while negative returns are never welcome - even for long-term investors - we believe the fund's relative resilience during these extremely volatile times illustrates the potential benefits of our unique approach, which is currently defensive.

Q: How do the market events of the past year fit into your investment analysis?

A: With respect to our long-standing thematic analysis, we see the factors just reviewed as short-term. While they are important, we have positioned the portfolio to address what we feel are the longer-term influences on equity investments. There are three long-term factors to which we are paying close attention. First, we are entering an investment environment that is different from what we've known for a few decades: investments were previously influenced by corporations and equity markets, and now bond markets and pension funds are weighing in more heavily. Second, the industry consolidation of the 1990s, especially in telecommunications and the newer technology industries, has resulted in huge, dominant Microsoft-like players that simply invite more government regulation than we've previously known. Moreover, the recent string of scandals has reiterated in people's minds the need for government intervention. Finally, the survivors in this process have a greater incentive to defend acquired market position than to invest and innovate. All of these factors suggest that we are entering an era in which modest returns will be the norm. Indeed, we are transitioning from a phase of wealth creation in one part of the economy to one of wealth redistribution as the benefits of technology are spread to the economy as a whole.

Q: How was the portfolio positioned to address this transition?

A: The portfolio was positioned defensively in stocks that we believe will be more resilient in this environment. Within consolidating industries such as technology, telecommunications and financial services, we look for businesses with strong balance sheets that generate free cash flow; we believe these sorts of companies are long-term survivors in this process of consolidation. These more traditional business-model companies fall within our Scale Subcontractor investment theme. Examples of holdings in this categorization include Exxon Mobil, Microsoft, Novartis and Vodafone. Generally speaking, however, we are less exposed to the consolidating industries than is the benchmark, which has helped performance over the past year.

In keeping with our defensive posture, we also seek out businesses we think can produce consistent long-term investment returns similar to an annuity, hence the theme of New Annuities. We have two subsections within the theme. The first subsection pertains to the heavy asset businesses, such as many of the utilities we own. Some of these securities are National Grid in the United Kingdom, as well as E.On and Exelon. These stocks have performed reasonably well in this environment. Admittedly, however, our analysis that suggested that established media content providers would also have these annuity-like returns proved to be only partially true; the depressing impact of the economic slowdown on advertising outweighed the predictable long-term returns that could have been generated by the content that these corporations own. Thus, stocks such as AOL and Vivendi detracted from performance and have been sold.

The other subsection of the New Annuities theme addresses the increasing role of government in the economy. We sought examples of industries in which the government creates a secure regulatory environment, which could attract capital for long-term returns. Education-related stocks are an example of such an investment, and we own Sallie Mae and McGraw-Hill. Regulated toll-road operator Autoroutes du Sud de la France also falls into this category. This is a subtheme we've been developing over the past nine months or so, and the stocks have generally contributed to performance.

Other defensive positioning includes investments such as gold mining stocks and government bonds. These are positioned in the portfolio to help mitigate some risk at a time of geopolitical turmoil. Ultimate Subcontractors such as our mining and energy holdings have helped to buoy the fund as well. These are industries that have already consolidated and exercise capital discipline because they were starved of capital throughout the 1990s. They've got great balance sheets and good cash flow generative abilities.

The portfolio is not completely defensive, however. We believe that we live in a high-tech age in which many businesses will profit from intangible assets rather than physical goods. Such companies fall within our Virtual Corporations theme and exploit knowledge. Biotechnology companies are an example, such as Amgen, which has been a strong contributor to performance. Software companies also are in this realm, including Electronic Arts, the games software writer and a very successful business. Other examples include Intuit (accounting software) and ARM Holdings (microchip designer). Not surprisingly, this theme - while a relatively small percentage of the portfolio (8 to 9 percent) - is extraordinarily volatile, as a function of the kinds of companies that we own. These stocks just mentioned have helped performance over the past year, but others such as PeopleSoft, Sabre Holdings and Human Genome Sciences have hurt.

Q: Will you address any country-specific concerns?

A: The fund's exposure to select holdings in Japan hurt performance for the period under review. Japan is suffering from well-publicized and chronic financial problems, but when US economic growth appeared to be improving in the fourth quarter of 2001, Japanese exports revived. Exporters, by performing well, served to stave off the impending financial crisis there. We believe that once the crisis strikes, major corporations that have been exposed to international competition will be in comparatively strong financial condition. It's these corporations that we expect will be the cornerstone of whatever new system emerges afterward. We intend to focus our Japanese investments on these sorts of businesses. And while it's true that returns in Japan are low, we believe the negative performance of the Japanese equity market is bottoming out, and our long-term outlook is positive.

In the same region, we do have exposure to China under our Greater China theme. China is a very traditional capital-intensive growth opportunity, and we own stocks such as CLP Holdings, the utility in Hong Kong. We also hold Kookmin Bank, the largest regional financial player in Korea, with an excellent burgeoning consumer finance business. They are a small part of the portfolio that has relatively attractive returns.

Q: What is your outlook on the global investment environment?

A: It is probable that the years immediately ahead will not prove as favorable for investors as the boom years of the 1990s. Nevertheless, opportunities remain plentiful for those investors who can adapt to the changes affecting the global economy. In this type of environment, our theme-based approach should help us uncover the companies that will emerge as the winners in the years ahead, at the same time that it helps us avoid many of those that will be hurt by the more challenging economic backdrop.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation.

Portfolio Summary August 31, 2002

Asset Allocation	8/31/02	8/31/01

Common Stocks	89%	92%
Foreign Bond Non-US$ Denominated	7%	4%
Cash Equivalents	2%	1%
Convertible Bonds	1%	-
Participating Loan Notes	1%	-
US Treasury Obligations	-	3%
	100%	100%

Geographical (Excludes Cash Equivalents)	8/31/02	8/31/01

United States and Canada	43%	46%
Europe	34%	35%
Japan	11%	12%
Pacific Basin	8%	4%
Africa	2%	2%
Latin America	2%	1%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	8/31/02	8/31/01

Materials	21%	19%
Financials	12%	15%
Health Care	12%	11%
Energy	10%	11%
Industrials	10%	8%
Utilities	10%	8%
Information Technology	8%	7%
Consumer Discretionary	7%	10%
Telecommunication Services	2%	4%
Other	8%	7%
	100%	100%

Asset Allocation, Geographical and Sector Diversification are subject to change.

Ten Largest Equity Holdings at August 31, 2002 (16.5% of Portfolio)
1. Newmont Mining Corp. Explorer and miner of gold	United States	2.1%
2. Lockheed Martin Corp. Manufacturer of aircraft, missiles and space equipment	United States	1.9%
3. Barrick Gold Corp. Explorer and producer of gold	Canada	1.8%
4. BOC Group PLC Provider of chemical products	United Kingdom	1.6%
5. Aventis SA Manufacturer of life science products	France	1.6%
6. Exelon Corp. Distributor of electricity and gas	United States	1.6%
7. Rio Tinto PLC Operator of a mining, manufacturing and development company	United Kingdom	1.6%
8. National Grid Group PLC Operator of electricity and telecom networks	United Kingdom	1.5%
9. Boston Properties, Inc. Developer of commercial and industrial real estate	United States	1.4%
10. Schering AG Producer of pharmaceuticals and industrial chemicals	Germany	1.4%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 17. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of August 31, 2002

	Shares	Value ($)
Common Stocks 89.4%
Australia 2.9%
BHP Billiton Ltd. (Producer of petroleum, mineral and steel products)	1,747,868	8,771,228
Foster's Group Ltd. (Operator of a leading brewery)	2,107,700	5,747,082
WMC Ltd. (Developer of varied mineral products)	2,480,415	10,493,466
		25,011,776
Brazil 1.3%
Aracruz Celulose SA (ADR) "B" (pfd.) (Manufacturer of forest products and producer of bleached eucalyptus pulp)	633,950	11,220,915
Canada 6.2%
Alcan, Inc. (Manufacturer of aluminum and finished products)	193,285	5,426,262
Barrick Gold Corp. (Explorer and producer of gold)	975,700	15,679,499
Canadian National Railway Co. (Operator of railroads)	217,600	9,491,999
Encana Corp. (Explorer, producer and marketer of natural gas and crude oil)	318,336	9,347,330
Manulife Financial Corp. (Provider of financial services)	392,500	9,130,893
Placer Dome, Inc. (Miner of gold, silver and copper)	522,400	5,210,262
		54,286,245
China 0.2%
American Standard China "B"* (Producer of plumbing products) (c)	526	1,524,080
France 6.2%
Autoroutes du Sud de la France* (Developer and operator of toll roads)	289,384	7,388,174
Aventis SA (Manufacturer of life science products)	242,125	14,277,163
Compagnie de Saint-Gobain (Manufacturer and producer of glass products)	207,128	6,203,374
Eurotunnel SA* (Designer, financier and constructor of the Eurotunnel)	6,087,902(d)	5,320,433
Suez SA (Builder of water treatment plants)	469,280	10,787,548
Vinci SA (Builder of roads and provider of engineering and construction services)	169,729	10,341,585
		54,318,277
Germany 4.8%
Bayer AG (Producer of chemical products)	304,106	7,226,527
Deutsche Post AG (Provider of mail delivery services)	401,138	4,376,200
E.On AG (Distributor of electricity to commercial and residential customers)	218,374	11,214,810
KarstadtQuelle AG (Operator of department stores)	83,711	1,775,520
MAN AG (Manufacturer of buses and utility vehicles)	165,337	3,311,994
Marschollek, Lautenschlaeger und Partner AG (Provider of investment services)	155,602	2,409,551
Schering AG (Producer of pharmaceuticals and industrial chemicals)	212,176	11,771,559
		42,086,161
Hong Kong 2.4%
Bank of East Asia Ltd. (Provider of banking services)	2,886,000	5,494,535
China Mobile Ltd.* (Provider of cellular telecommunication services)	2,198,000	6,086,808
China Mobile Ltd.* (ADR)	175,000	2,423,750
CLP Holdings Ltd. (Generator and supplier of electricity)	1,495,500	6,020,385
Hutchison Whampoa Ltd. (Provider of investment services and other diversified services)	126,000	852,121
		20,877,599
Japan 10.9%
Canon, Inc. (Producer of visual image and information equipment)	267,000	9,143,990
Chugai Pharmaceutical Co., Ltd. (Producer of pharmaceuticals)	687,000	6,925,053
Daiwa Securities Group, Inc. (Provider of brokerage and other financial services)	736,000	3,824,344
Fanuc Ltd. (Manufacturer of numerically controlled equipment for machine tools)	103,000	4,683,003
Matsushita Electric Industrial Co., Ltd. (Manufacturer of consumer electronic products)	285,000	3,430,578
Mitsubishi Estate Co., Ltd. (Provider of real estate services)	1,346,000	9,980,042
Mitsui Fudosan Co., Ltd. (Provider of real estate services)	1,262,000	9,687,221
Nikko Cordial Corp. (Provider of broker and dealer services)	549,000	2,292,324
Nomura Holdings, Inc. (Provider of financial services)	545,000	7,185,449
Sankyo Co., Ltd. (Producer of ethical drugs)	438,800	5,925,928
Sega Corp.* (Manufacturer of software and video game equipment)	235,400	5,649,203
Sony Corp. (Manufacturer of consumer electronic products)	233,000	10,161,198
Teijin Ltd. (Manufacturer of polyester products)	2,478,000	8,361,029
Yamanouchi Pharmaceutical Co., Ltd. (Manufacturer of a wide variety of pharmaceuticals)	328,000	7,705,441
		94,954,803
Korea 1.8%
Kookmin Bank (ADR) (Provider of commercial banking services)	27,700	1,296,360
Kookmin Bank	122,144	5,735,227
Korea Electric Power Corp. (Operator of an electric utility company)	472,540	8,310,608
		15,342,195
Netherlands 0.6%
STMicroelectronics NV (Manufacturer of semiconductor integrated circuits)	260,546	5,270,368
Peru 0.5%
Compania de Minas Buenaventura SA (ADR) (Operator of silver mining, copper and gold exploration and development business)	183,300	4,740,138
Singapore 1.1%
DBS Group Holdings Ltd. (Provider of banking and financing services)	713,000	4,849,647
Flextronics International Ltd.* (Provider of contract services for manufacturers of communications equipment)	528,100	5,001,107
		9,850,754
South Africa 1.9%
Anglo American Platinum Corp., Ltd. (ADR) (Producer of platinum)	63,051	2,183,456
Gold Fields Ltd. (Miner and explorer of gold)	767,800	9,083,729
Impala Platinum Holdings Ltd. (ADR) (Miner of platinum)	101,100	5,135,880
		16,403,065
Switzerland 2.6%
Novartis AG (Registered) (Manufacturer of pharmaceutical and nutrition products)	231,105	9,397,272
Swiss Re (Registered) (Provider of reinsurance, insurance and banking services)	110,687	7,833,893
Syngenta AG* (Producer of seeds and chemicals for crop protection)	91,956	5,105,256
		22,336,421
United Kingdom 10.1%
ARM Holdings PLC* (Designer of RISC microprocessors and related technology)	1,609,104	3,824,508
BOC Group PLC (Producer of chemical products)	970,716	14,294,068
GlaxoSmithKline PLC (Developer of vaccines and health-related consumer products)	225,064	4,237,627
GUS PLC (Operator of catalog home shopping, retailing, finance and property investment services)	859,639	6,668,635
National Grid Group PLC (Operator of electricity and telecom networks)	1,890,696	13,217,904
Railtrack Group PLC* (Operator of railway infrastructure)	1,954,775	7,143,185
Reuters Group PLC (Provider of international news and information)	1,333,350	5,853,025
Rio Tinto PLC (Operator of a mining, manufacturing and development company)	784,424	13,773,587
Shell Transport & Trading Co., PLC (Provider of oil and gas)	1,688,323	11,332,553
Vodafone Group PLC (Provider of mobile telecommunication services)	5,049,221	8,091,851
		88,436,943
United States 35.9%
Allegheny Energy, Inc. (Provider of electric and gas power)	172,800	3,568,320
Amerada Hess Corp. (Explorer and producer of crude oil and natural gas)	92,025	6,727,028
Amgen, Inc.* (Developer of pharmaceuticals)	133,608	6,016,350
Anadarko Petroleum Corp. (Explorer and producer of crude oil and natural gas)	255,600	11,409,984
Boston Properties, Inc. (REIT) (Developer of commercial and industrial real estate)	313,972	11,893,259
Burlington Resources, Inc. (Explorer and producer of crude oil and natural gas)	239,900	9,228,953
Calpine Corp.* (Operator of power generation facilities)	1,112,100	5,427,048
Comcast Corp.* "A" (Provider of cable television, sound and telecommunication systems)	199,560	4,755,515
Conoco, Inc. (Explorer and producer of oil and natural gas)	377,600	9,270,080
Dow Chemical Co. (Producer of chemicals)	282,800	8,546,216
eBay, Inc.* (Provider of online auction services)	40,500	2,289,060
Edison International* (Holder of an electric utility company)	687,800	8,239,844
El Paso Corp. (Conductor of operations in gas and oil production)	143,400	2,424,894
Electronic Arts, Inc.* (Developer and marketer of entertainment software)	41,400	2,618,964
Electronic Data Systems Corp. (Provider of computer outsourcing and consulting services)	102,700	4,134,702
EMC Corp.* (Provider of enterprise storage systems, software, networks and services)	704,800	4,764,448
Equity Residential (REIT) (Operator of multifamily properties containing apartments)	415,800	11,609,136
Exelon Corp. (Distributor of electricity and gas)	304,575	14,260,202
Exxon Mobil Corp. (Explorer and producer of oil and gas)	304,600	10,798,070
Gen-Probe, Inc.* (Manufacturer of genetic probe technology instruments)	59,082	1,207,636
Genentech, Inc.* (Developer and discoverer of human pharmaceuticals)	98,100	3,216,699
Genzyme Corp.* (General Division) (Operator of diversified, integrated human health care company)	69,200	1,431,056
Guidant Corp.* (Developer and manufacturer of products used in minimally invasive surgery)	106,800	3,930,240
Human Genome Sciences, Inc.* (Licenser of a proprietary database of genes and partial gene sequences)	405,000	6,099,300
Intel Corp. (Designer, manufacturer and seller of computer components and related products)	375,700	6,262,919
International Paper Co. (Manufacturer of paper, pulp and wood products)	228,900	8,618,085
Intuit, Inc.* (Provider of financial software for households and small businesses)	78,900	3,521,307
KPMG Consulting, Inc.* (Provider of Internet and system integration services as well as e-business strategies)	381,400	3,871,210
Liberty Media Corp.* "A" (Owner of video programming, communications and Internet businesses)	957,704	8,006,405
Lockheed Martin Corp. (Manufacturer of aircraft, missiles and space equipment)	259,600	16,437,872
McGraw-Hill, Inc. (Publisher of educational and trade books)	109,700	6,956,077
Merck & Co., Inc. (Provider of pharmaceuticals)	97,300	4,915,596
Microsoft Corp.* (Developer of computer software)	154,300	7,579,216
Newmont Mining Corp. (Explorer and miner of gold)	637,900	18,173,771
PeopleSoft, Inc.* (Manufacturer of human resource management software)	607,200	9,763,776
Pfizer, Inc. (Manufacturer of prescription pharmaceuticals and non-prescription self-medications)	213,200	7,052,656
Phillips Petroleum Co. (Explorer, producer and refiner of petroleum)	189,500	9,963,910
Sabre Holdings Corp.* (Provider of online travel reservation capabilities)	254,200	6,840,522
SLM Corp. (Provider of financial services to the United States higher education credit market)	102,700	9,412,455
Stillwater Mining Co.* (Explorer of platinum and palladium products)	497,850	4,674,812
Unocal Corp. (Explorer and producer of oil and gas)	215,300	7,119,971
USEC, Inc. (Provider of enriched uranium products and services)	1,497,200	11,303,860
Wyeth (Manufacturer of pharmaceutical and health care products)	189,700	8,119,160
		312,460,584
Total Common Stocks (Cost $875,620,488)		779,120,324

	Principal Amount ($) (e)	Value ($)
Convertible Bonds 0.7%
France
France Telecom, 2.0%, 1/1/2004 (Provider of telecommunications services)	2,344,947	2,134,960
Vivendi SA, 1.0%, 7/5/2003 (Provider of television programming and Internet services)	4,767,513	4,006,738
Total Convertible Bonds (Cost $6,392,885)		6,141,698

Foreign Bonds - U.S.$ Denominated 0.2%
Netherlands
Deutsche Telekom International Finance, 8.25%, 6/15/2030 (Cost $2,063,691)	2,100,000	2,240,492

Foreign Bonds - Non U.S.$ Denominated 7.1%
Germany
Bundesobligation, Series 137, 5.0%, 2/17/2006 (Cost $57,331,172) EUR	60,500,000	61,670,812
Participating Loan Notes 0.4%
Luxembourg
Eurotunnel Finance Ltd., Step-up Coupon, 1.0% to 12/31/2005, 1.0% plus 26.45% of net available cash flows to 4/30/2040 (Cost $5,246,148)	3,951 (f)	3,813,729

	Shares	Value ($)
Cash Equivalents 2.2%
Scudder Cash Management QP Trust, 1.91% (b) (Cost $18,907,814)	18,907,814	18,907,814
Total Investment Portfolio - 100.0% (Cost $965,562,198) (a)		871,894,869

* Non-income producing security.
(a) The cost for federal income tax purposes was $968,130,182. At August 31, 2002, net unrealized depreciation for all securities based on tax cost was $96,235,313. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $78,615,876 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $174,851,189.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Schedule of Restricted and Illiquid Securities:
	Acquisition Date	Acquisition Cost	Value	Value as % of Net Assets
American Standard China "B"	April 1994	$ 5,260,000	$ 1,524,080.17%

This security has not been registered with the Securities and Exchange Commission under the Securities Act of 1933.

(d) Represents number of units.
(e) Principal amount stated in U.S. dollars unless otherwise noted.
(f) Represents number of contracts. Each contract equals a notional value of EUR 2,931.
Currency Abbreviation
EUR	Euro

Financial Statements

Statement of Assets and Liabilities as of August 31, 2002
Assets
Investments in securities, at value (cost $965,562,198)	$ 871,894,869
Foreign currency, at value (cost $24,354)	24,354
Receivable for investments sold	1,904,680
Dividends receivable	1,924,189
Interest receivable	1,693,197
Receivable for Fund shares sold	128,436
Foreign taxes recoverable	1,175,726
Unrealized appreciation on forward foreign currency exchange contracts	424,437
Total assets	879,169,888
Liabilities
Payable for investments purchased	2,997,552
Payable for Fund shares redeemed	484,041
Accrued management fee	711,822
Other accrued expenses and payables	297,967
Total liabilities	4,491,382
Net assets, at value	$ 874,678,506
Net Assets
Net assets consist of: Undistributed net investment income	5,757,762
Net unrealized appreciation (depreciation) on: Investments	(93,667,329)
Foreign currency related transactions	575,290
Accumulated net realized gain (loss)	(104,532,612)
Paid-in capital	1,066,545,395
Net assets, at value	$ 874,678,506

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of August 31, 2002 (continued)
Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($90,318,996 / 4,811,799 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 18.77
Class S Net Asset Value, offering and redemption price per share ($755,955,886 / 40,287,693 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 18.76
Class A Net Asset Value and redemption price per share ($14,202,254 / 757,115 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 18.76
Maximum offering price per share (100 / 94.25 of $18.76)	$ 19.90
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($9,597,779 / 512,337 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)
$ 18.73
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($4,603,591 / 245,795 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 18.73

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended August 31, 2002
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,248,445)	$ 18,064,405
Interest	3,025,794
Total Income	21,090,199
Expenses: Management fee	10,283,576
Administrative fee	4,030,947
Distribution service fees	205,261
Directors' fees and expenses	31,964
Other	40,427
Total expenses	14,592,175
Net investment income (loss)	6,498,024
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(85,984,422)
Foreign currency related transactions	(3,541,596)
(89,526,018)
Net unrealized appreciation (depreciation) during the period on: Investments	(108,321,573)
Foreign currency related transactions	5,338,156
(102,983,417)
Net gain (loss) on investment transactions	(192,509,435)
Net increase (decrease) in net assets resulting from operations	$ (186,011,411)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended August 31,
	2002	2001
Operations: Net investment income	$ 6,498,024	$ 11,827,178
Net realized gain (loss) on investment transactions	(89,526,018)	11,967,777
Net unrealized appreciation (depreciation) on investment transactions during the period	(102,983,417)	(279,616,279)
Net increase (decrease) in net assets resulting from operations	(186,011,411)	(255,821,324)
Distributions to shareholders from: Net investment income: Class AARP	(2,404,805)	(323,058)
Class S	(20,688,892)	(12,146,214)
Class A	(314,133)	-
Class B	(122,253)	-
Class C	(49,381)	-
Net realized gains: Class AARP	(791,262)	(608,399)
Class S	(6,807,516)	(166,172,931)
Class A	(117,200)	-
Class B	(83,420)	-
Class C	(32,842)	-
Fund share transactions: Proceeds from shares sold	366,115,298	1,278,950,089
Net assets acquired in tax-free reorganizations	-	216,231,800
Reinvestment of distributions	29,586,836	170,963,163
Cost of shares redeemed	(555,610,792)	(1,530,947,040)
Net increase (decrease) in net assets from Fund share transactions	(159,908,658)	135,198,012
Increase (decrease) in net assets	(377,331,773)	(299,873,914)
Net assets at beginning of period	1,252,010,279	1,551,884,193
Net assets at end of period (including undistributed net investment income of $5,757,762 and $27,524,560, respectively)	$ 874,678,506	$ 1,252,010,279

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended August 31,	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 23.14	$ 24.58
Income (loss) from investment operations: Net investment income (loss)[b]	.07	.04
Net realized and unrealized gain (loss) on investment transactions	(3.89)	(1.48)
Total from investment operations	(3.82)	(1.44)
Less distributions from: Net investment income	(.41)	-
Net realized gain on investment transactions	(.15)	-
Total from investment operations	(.56)	-
Net asset value, end of period	$ 18.76	$ 23.14
Total Return (%)[c]	(16.80)	(5.86)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14	18
Ratio of expenses (%)	1.63	1.62*
Ratio of net investment income (loss) (%)	.34	.78*
Portfolio turnover rate (%)	31	40
[a] For the period from June 18, 2001 (commencement of sales of Class A shares) to August 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Class B
Years Ended August 31,	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 23.10	$ 24.58
Income (loss) from investment operations: Net investment income (loss)[b]	(.10)	-[c]
Net realized and unrealized gain (loss) on investment transactions	(3.90)	(1.48)
Total from investment operations	(4.00)	(1.48)
Less distributions from: Net investment income	(.22)	-
Net realized gain on investment transactions	(.15)	-
Total from investment operations	(.37)	-
Net asset value, end of period	$ 18.73	$ 23.10
Total Return (%)[d]	(17.50)	(6.02)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	13
Ratio of expenses (%)	2.43	2.41*
Ratio of net investment income (loss) (%)	(.46)	(.01)*
Portfolio turnover rate (%)	31	40
[a] For the period from June 18, 2001 (commencement of sales of Class B shares) to August 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Amount is less than $.005.
[d] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Class C
Years Ended August 31,	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 23.10	$ 24.58
Income (loss) from investment operations: Net investment income (loss)[b]	(.09)	-[c]
Net realized and unrealized gain (loss) on investment transactions	(3.90)	(1.48)
Total from investment operations	(3.99)	(1.48)
Less distributions from: Net investment income	(.23)	-
Net realized gain on investment transactions	(.15)	-
Total from investment operations	(.38)	-
Net asset value, end of period	$ 18.73	$ 23.10
Total Return (%)[d]	(17.48)	(6.02)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	5
Ratio of expenses (%)	2.40	2.39*
Ratio of net investment income (loss) (%)	(.43)	.01*
Portfolio turnover rate (%)	31	40
[a] For the period from June 18, 2001 (commencement of sales of Class C shares) to August 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Amount is less than $.005.
[d] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Global Fund (the "Fund") is a diversified series of Global/International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Certain detailed information for the Class A, B and C shares is provided separately and is available upon request.Certain detailed information for the Class AARP and S shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investments companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on the settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At August 31, 2002 the Fund had a net tax basis capital loss carryforward of approximately $29,734,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2010, the expiration date, whichever occurs first.

In addition, from November 1, 2001 through August 31, 2002, the Fund incurred approximately $72,231,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending August 31, 2003.

The Fund was subject to a 0.38% Contribuicao Provisoria sobre Movimentacao Financiera ("CPMF") tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward currency contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2002, the Fund's components of distributable earnings on a tax-basis are as follows:

Undistributed ordinary income	$ 6,182,199
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (29,734,000)
Unrealized appreciation (depreciation) on investments	$ (96,235,313)

In addition, during the year ended August 31, 2002 the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Distributions from ordinary income	$ 23,789,728
Distributions from long-term capital gains	$ 7,621,976

For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended August 31, 2002, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury securities) aggregated $325,334,540 and $468,152,300, respectively. Purchases and sales of U.S. Treasury securities aggregated $0 and $33,532,523, respectively.

C. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreement with ZSI was terminated and DeIM became the investment advisor for the Fund. The management fee rate paid by the Fund under the new Investment Management Agreement (the "Management Agreement") is the same as the previous investment management agreement.

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1% of the first $500,000,000 of the Fund's average daily net assets, 0.95% of the next $500,000,000 of such net assets, 0.90% of the next $500,000,000 of such net assets, 0.85% of the next $500,000,000 of such net assets and 0.80% of such net assets in excess of $2,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended August 31, 2002, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.97% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.375%, 0.375%, 0.40%, 0.45% and 0.425% of the average daily net assets for Class AARP, S, A, B and C shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provides subaccounting and recordkeeping services for the shareholders in certain retirement and employee benefit plans. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel). For the year ended August 31, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at August 31, 2002
Class AARP	$ 409,698	$ 27,864
Class S	3,481,194	232,652
Class A	68,015	5,407
Class B	51,672	3,752
Class C	20,368	1,665
	$ 4,030,947	$ 271,340

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended August 31, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at August 31, 2002
Class B	$ 86,120	$ 6,253
Class C	35,943	2,938
	$ 122,063	$ 9,191

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For year ended August 31, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at August 31, 2002	Effective Rate
Class A	$ 42,510	$ 5,034	0.25%
Class B	28,707	2,869	0.25%
Class C	11,981	1,339	0.25%
	$ 83,198	$ 9,242

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2002 aggregated $12,419.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended August 31, 2002, the CDSC for Class B and C shares aggregated $51,482 and $134, respectively.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the year ended August 31, 2002, totaled $49,201 and are reflected as interest income on the Statement of Operations.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Forward Foreign Currency Commitments

As of August 31, 2002, the Fund had the following open forward foreign currency exchange contract:

Contracts to Deliver	In Exchange For	Settlement Date	Net Unrealized Appreciation ($)
JPY 3,123,674,000	USD 26,800,000	9/24/02	424,437

Currency Abbreviation
JPY	Japanese Yen
USD	US Dollar

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Acquisition of Assets

On September 11, 2000, the Fund acquired all of the net assets of AARP Global Growth Fund pursuant to a plan of reorganization approved by shareholders of the Fund on July 17, 2000. The acquisition was accomplished by a tax-free exchange of 6,585,535 shares of the Fund for 9,527,105 shares of AARP Global Growth Fund outstanding on September 11, 2000. AARP Global Growth Fund's net assets at that date ($180,443,657), including $19,125,435 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $1,515,022,328. The combined net assets of the Fund immediately following the acquisition were $1,695,465,985.

In addition, on June 18, 2001, the Fund acquired all of the net assets of Kemper Global Blue Chip Fund pursuant to a plan of reorganization approved by shareholders on May 24, 2001. The acquisition was accomplished by a tax-free exchange of 711,048 Class A shares, 549,897 Class B shares and 195,056 Class C shares of the Fund, respectively, for 1,530,434 Class A shares, 1,224,762 Class B shares and 433,339 Class C shares of Kemper Global Blue Chip Fund, respectively, outstanding on June 18, 2001. Kemper Global Blue Chip Fund's net assets at that date ($35,788,143), including $527,898 of net unrealized appreciation, were combined with those of the Fund. The aggregate nets assets of the Fund immediately before the acquisition were $1,322,559,552. The combined net assets of the Fund immediately following the acquisition were $1,358,347,695.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended August 31, 2002		Year Ended August 31, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	170,407	$ 3,617,558	367,099	$ 9,450,755*
Class S	14,361,987	307,256,604	49,753,285	1,257,596,468
Class A	2,395,999	50,063,748	440,862	10,389,599**
Class B	138,765	2,929,310	43,611	1,033,853**
Class C	106,279	2,248,078	20,157	479,414**
		$ 366,115,298		$ 1,278,950,089
Shares issued in tax-free reorganizations
Class AARP	-	-	6,585,535	$ 180,443,657
Class A	-	-	711,048	17,477,330
Class B	-	-	549,897	13,516,379
Class C	-	-	195,056	4,794,434
		-		$ 216,231,800
Shares issued to shareholders in reinvestment of distributions
Class AARP	140,242	$ 3,002,586	33,326	$ 885,114*
Class S	1,209,092	25,886,662	6,179,321	170,078,049
Class A	19,472	417,472	-	-
Class B	9,272	199,626	-	-
Class C	3,741	80,490	-	-
		$ 29,586,836		$ 170,963,163
Shares redeemed
Class AARP	(944,837)	$ (19,808,269)	(1,539,973)	$ (39,159,816)*
Class S	(22,361,257)	(478,473,696)	(58,338,164)	(1,482,322,480)
Class A	(2,451,061)	(51,737,326)	(359,205)	(8,457,298)**
Class B	(198,206)	(4,167,183)	(31,002)	(733,377)**
Class C	(67,790)	(1,424,318)	(11,648)	(274,069)**
		$ (555,610,792)		$ (1,530,947,040)
Net increase (decrease)
Class AARP	(634,188)	$ (13,188,125)	5,445,987	$ 151,619,710*
Class S	(6,790,178)	(145,330,430)	(2,405,558)	(54,647,963)
Class A	(35,590)	(1,256,106)	792,705	19,409,631**
Class B	(50,169)	(1,038,247)	562,506	13,816,855**
Class C	42,230	904,250	203,565	4,999,779**
		$ (159,908,658)		$ 135,198,012

* For the period from September 11, 2000 (commencement of sales of Class AARP shares) to August 31, 2001.
** For the period from June 18, 2001 (commencement of sales of Class A, B and C shares) to August 31, 2001.

Report of Independent Accountants

To the Board of Directors of Global/International Fund, Inc. and the Shareholders of Scudder Global Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights included herein, present fairly, in all material respects, the financial position of Scudder Global Fund (the "Fund") at August 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights of the classes presented for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights presented (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts October 15, 2002	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid distributions of $0.153 per share from net long-term capital gains during its year ended August 31, 2002, of which 100% represents 20% rate gains.

For corporate shareholders, 22% of the income dividends paid during the Fund's fiscal year ended August 31, 2002 qualified for the dividends received deduction.

The Fund paid foreign taxes of $1,248,445 and earned $5,802,474 of foreign source income during the year ended August 31, 2002. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.0268 per share as foreign taxes paid and $0.1244 per share as income earned from foreign sources for the year ended August 31, 2002

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Shareholder Meeting Results

A Special Meeting of Shareholders of Scudder Global Fund was held on March 28, 2002, at the office of Deutsche Investment Management Americas Inc. (formerly Zurich Scudder Investments, Inc.), Two International Place, Boston, Massachusetts. At the meeting, the following matter was voted upon by the shareholders (the resulting votes are presented below):

1. To approve a new investment management agreement for the fund with Deutsche Investment Management Americas Inc.

Affirmative	Against	Abstain
27,536,926	1,005,942	879,862

Directors and Officers

The following table presents certain information regarding the Directors and Officers of the fund as of August 31, 2002. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103.

Non-Interested Directors
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Henry P. Becton, Jr. (58) Director, 1990-present	President, WGBH Educational Foundation; Directorships: American Public Television; New England Aquarium; Becton Dickinson and Company (medical technology company); Mass Corporation for Educational Telecommunications; The A.H. Belo Company (media company); Committee for Economic Development; Concord Academy; Public Broadcasting Service; Boston Museum of Science	48
Dawn-Marie Driscoll (55) Director, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988); Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; Chairman, ICI Directors Services Committee	48
Edgar R. Fiedler (73) Director, 1995-present	Senior Fellow and Economic Counsellor, The Conference Board, Inc. (not-for-profit business research organization); Directorships: The Harris Insight Funds (registered investment companies; 22 funds overseen)	48
Keith R. Fox (48) Director, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds); Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor)	48
Louis E. Levy (69) Director, 2002-present	Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 3 funds overseen); Kimberly-Clark Corporation (personal consumer products)	48
Jean Gleason Stromberg (58) Director, 1999-present	Consultant (1997-present); formerly, Director, U.S. General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996); Directorships: The William and Flora Hewlett Foundation	48
Jean C. Tempel (59) Director, 1994-present	Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Venture Partner, Internet Capital Group (network of internet partnership companies) (1993-2000); Directorships: United Way of Mass Bay; Sonesta International Hotels, Inc.; Labnetics, Inc. (medical equipment company); Metatomix, Inc. (database management); Aberdeen Group (technology research); Northeastern University Funds and Endowment Committee; Connecticut College Finance Committee; Commonwealth Institute (not-for-profit start-up for women's enterprises); The Reference, Inc. (IT consulting for financial services)
		48
Carl W. Vogt (66) Director, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P (law firm); formerly, President (interim) of Williams College (1999-2000); formerly, President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000); Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies; 3 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	48

Interested Directors and Officers
Name, Age, Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[1,2,4] (57) Chairman, Director and Vice President, 2002-present	Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present) and Deutsche Asset Management Mutual Funds; Vice President, Deutsche Asset Management, Inc. (2000 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 3 funds overseen) (1992-1999)	203
William F. Glavin, Jr.[3] (44) President, 2000-present	Managing Director of Deutsche Asset Management; Trustee, Crossroads for Kids, Inc. (serves at-risk children)	n/a
Ian Clarke (41) Vice President, 2002-present	Managing Director of Deutsche Asset Management (1999-present); prior thereto, Executive Director, Morgan Stanley Dean Witter; senior global fixed income portfolio manager, The United Bank of Kuwait plc
n/a
Brett Diment (32) Vice President, 2002-present	Managing Director of Deutsche Asset Management	n/a
Daniel O. Hirsch[4] (48) Vice President and Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.), (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
William E. Holzer (53) Vice President, 1989-present	Managing Director of Deutsche Asset Management	n/a
John Millette (40) Vice President and Secretary, 1999-present	Vice President of Deutsche Asset Management	n/a
Gerald J. Moran (63) Vice President, 1991-present	Managing Director of Deutsche Asset Management	n/a
Kenneth Murphy (38) Vice President, 2002-present	Vice President of Deutsche Asset Management (2001-present); formerly, Director, John Hancock Signature Services (1992-2001); Senior Manager, Prudential Mutual Fund Services (1987-1992)	n/a
Gary L. French (51) Treasurer, 2002-present	Managing Director of Deutsche Asset Management (2001-present); formerly, President of UAM Fund Services, Inc.	n/a
John R. Hebble (44) Assistant Treasurer, 1998-present	Senior Vice President of Deutsche Asset Management	n/a
Thomas Lally (34) Assistant Treasurer, 2001-present	Senior Vice President of Deutsche Asset Management	n/a
Brenda Lyons (40) Assistant Treasurer, 2000-present	Senior Vice President of Deutsche Asset Management	n/a
Caroline Pearson (40) Assistant Secretary, 1997-present	Managing Director of Deutsche Asset Management (1997-present); formerly, Associate, Dechert (law firm) (1989-1997)	n/a

1 Length of time served represents the date that each Director was first elected to a Scudder fund Board.
2 Mr. Hale is considered an "interested person" of the fund because of his affiliation with the fund's Advisor.
3 Address: 222 South Riverside Plaza, Chicago, Illinois
4 Address: One South Street, Baltimore, Maryland

The funds' Statement of Additional Information ("SAI") includes additional information about the Directors. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

Account Management Resources

Legal Counsel

Dechert

Ten Post Office Square South Boston, MA 02109
Shareholder Service Agent and Transfer Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian

Brown Brothers Harriman & Co.

40 Water Street Boston, MA 02110
Independent Accountants

PricewaterhouseCoopers LLP

160 Federal Street Boston, MA 02110
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048